                                                                   EXHIBIT 99.11


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

                -------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-2
                -------------------------------------------------

                    Monthly Period:                   9/1/01 to
                                                     9/30/01
                    Distribution Date:              10/17/01
                    Transfer Date:                  10/16/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          ------------------------------------------------------

          1. The total amount of the distribution to
             Certificateholders on the Distribution Date per
             $1,000 original certificate principal amount
                                            Class A            $3.01458
                                            Class B            $3.18125
                                            CIA                $3.61458

          2. The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                            Class A            $3.01458
                                            Class B            $3.18125
                                            CIA                $3.61458

       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-2
       Page 2


          3. The amount of the distribution set forth in
             paragraph 1 above in respect of principal on
             the Certificates, per $1,000 original certificate
             principal amount
                                            Class A                    $0.00000
                                            Class B                    $0.00000
                                            CIA                        $0.00000

     B.   Information Regarding the Performance of the Trust.
          --------------------------------------------------

          1. Allocation of Principal Receivables.
             -----------------------------------

             The aggregate amount of Allocations of Principal
             Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                            Class A              $67,953,246.83
                                            Class B               $6,123,629.87
                                            CIA                   $7,783,697.49
                                                               -----------------
                                            Total                $81,860,574.19

          2. Allocation of Finance Charge Receivables
             ----------------------------------------

             (a1)The aggregate amount of Allocations of Finance
                 Charge Receivables processed during the Monthly
                 Period which were allocated in respect of the
                  Certificates

                                            Class A               $7,079,228.76
                                            Class B                 $637,989.37
                                            CIA                     $810,868.32
                                                               ----------------
                                            Total                 $8,528,086.45

             (b1) Principal Funding Investment Proceeds (to Class A)      $0.00
             (b2) Withdrawals from Reserve Account (to Class A)           $0.00
                                                               ----------------
                  Class A Available Funds                         $7,079,228.76

             (c1) Principal Funding Investment Proceeds (to Class B)      $0.00
             (c2) Withdrawals from Reserve Account (to Class B)           $0.00
                  Class B Available Funds                           $637,989.37

             (d1) Principal Funding Investment Proceeds (to CIA)          $0.00
             (d2) Withdrawals from Reserve Account (to CIA)               $0.00
                  CIA Available Funds                               $810,868.32

             (e1) Total Principal Funding Investment Proceeds             $0.00
             (e2) Investment Earnings on deposits to Reserve Account      $0.00

       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-2
       Page 3



          3. Principal Receivable / Investor Percentages
             -------------------------------------------

             (a) The aggregate amount of Principal Receivables in
                 the Trust as of 09/30/01                    $32,242,194,027.86


             (b) Invested Amount as of 09/30/01
                 (Adjusted Class A Invested Amount
                 during Accumulation Period)
                                            Class A             $500,000,000.00
                                            Class B              $45,180,000.00
                                            CIA                  $57,230,000.00
                                                                ---------------
                                            Total               $602,410,000.00

             (c) The Floating Allocation Percentage:
                                            Class A                       1.515%
                                            Class B                       0.137%
                                            CIA                           0.174%
                                                                ---------------
                                            Total                         1.826%

             (d) During the Accumulation Period: The Invested Amount
                 as of ______ (the last day of the Revolving Period)
                                            Class A                       $0.00
                                            Class B                       $0.00
                                            CIA                           $0.00
                                                                ---------------
                                            Total                         $0.00

             (e) The Fixed/Floating Allocation Percentage:
                                            Class A                       1.515%
                                            Class B                       0.137%
                                            CIA                           0.174%
                                                                ---------------
                                            Total                         1.826%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-2
Page 4


    4. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

       (a) 30 - 59 days                                         $491,646,307.21
       (b) 60 - 89 days                                         $334,719,237.44
       (c) 90 - 119 days                                        $238,341,329.95
       (d) 120 - 149 days                                       $188,324,719.77
       (e) 150 - 179 days                                       $164,094,754.09
       (f) 180 or more days                                               $0.00
                                Total                         $1,417,126,348.46

    5. Monthly Investor Default Amount.
       --------------------------------

       (a) The aggregate amount of all defaulted Principal
           Receivables written off as uncollectible during the Monthly Period allocable to the Invested
           Amount (the aggregate "Investor Default Amount")

                                Class A                           $2,551,423.85
                                Class B                             $229,728.39
                                CIA                                 $292,259.39
                                                                    -----------
                                Total                             $3,073,411.63

    6. Investor Charge-Offs & Reimbursements of Charge-Offs.
       -----------------------------------------------------

       (a) The aggregate amount of Class A Investor Charge-
           Offs and the reductions in the Class B Invested
           Amount and the CIA

                                Class A                                   $0.00
                                Class B                                   $0.00
                                CIA                                       $0.00
                                                              -----------------
                                Total                                     $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-2
Page 5


       (b) The aggregate amount of Class A Investor
           Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                              Class A                            $         0.00
                              Class B                            $         0.00
                              CIA                                $         0.00
                                                                 --------------
                              Total                              $         0.00

    7. Investor Servicing Fee
       ----------------------
       (a) The amount of the Investor Monthly Servicing
           Fee payable by the Trust to the Servicer for the Monthly Period

                              Class A                            $   625,000.00
                              Class B                            $    56,475.00
                              CIA                                $    71,537.50
                                                                 --------------
                              Total                              $   753,012.50

    8. Reallocated Principal Collections
       ---------------------------------
           The amount of Reallocated CIA and Class B
           Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                              Class B                            $         0.00
                              CIA                                $         0.00
                                                                 --------------
                              Total                              $         0.00

    9. CIA Invested Amount
       -------------------
       (a) The amount of the CIA Invested Amount as of
           the close of business on the related Distribution
           Date after giving effect to withdrawals, deposits
           and payments to be made in respect of the
           preceding month                                       $57,230,000.00

       (b) The Required CIA Invested Amount as of the close
           of business on the related Distribution Date after
           giving effect to withdrawals, deposits and payments
           to be made in respect of the preceding month          $57,230,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-2
Page 6


     10. The Pool Factor
         ---------------
             The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                    Class A                          1.00000000
                                    Class B                          1.00000000
                                    Total                            1.00000000

     11. The Portfolio Yield
         -------------------
             The Portfolio Yield for the related
             Monthly Period                                               10.87%

     12. The Base Rate
         -------------
             The Base Rate for the related Monthly Period                  5.70%

C  Information Regarding the Principal Funding Account
   ---------------------------------------------------

        1.  Accumulation Period

        (a) Accumulation Period Commencement Date                    04/01/2004

        (b) Accumulation Period Length (months)                               1

        (c) Accumulation Period Factor                                    15.50

        (d) Required Accumulation Factor Number                               8

        (e) Controlled Accumulation Amount                      $602,410,000.00

        (f) Minimum Payment Rate (last 12 months)                         12.86%

        2.  Principal Funding Account
            -------------------------

            Beginning Balance                                             $0.00
               Plus: Principal Collections for related
                     Monthly Period from Principal Account                 0.00
               Plus: Interest on Principal Funding Account
                     Balance for related Monthly Period                    0.00

               Less: Withdrawals to Finance Charge Account                 0.00
               Less: Withdrawals to Distribution Account                   0.00
                                                                ---------------
            Ending Balance                                                 0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-2
Page 7

          3.   Accumulation Shortfall
               ----------------------

                     The Controlled Deposit Amount for the
                     previous Monthly Period                           $   0.00

               Less: The amount deposited into the Principal
                     Funding Account for the Previous Monthly
                     Period                                            $   0.00

                     Accumulation Shortfall                            $   0.00

                                                                       --------
                     Aggregate Accumulation Shortfalls                 $   0.00

          4.   Principal Funding Investment Shortfall
               --------------------------------------

                     Covered Amount                                    $   0.00

               Less: Principal Funding Investment Proceeds             $   0.00

                                                                       --------
                     Principal Funding Investment Shortfall            $   0.00
                                                                       ========

D.   Information Regarding the Reserve Account
     -----------------------------------------

          1.   Required Reserve Account Analysis
               ---------------------------------

               (a) Required Reserve Account Amount percentage           0.00000%

               (b) Required Reserve Account Amount ($) .5% of
                   Invested Amount or other amount designated
                   by Transferor)                                      $   0.00

               (c) Required Reserve Account Balance after
                   effect of any transfers on the Related
                   Transfer Date                                       $   0.00

               (d) Reserve Draw Amount transferred to the
                   Finance Charge Account on the Related
                   Transfer Date                                       $   0.00

          2.   Reserve Account Investment Proceeds
               -----------------------------------
               Reserve Account Investment Proceeds transferred
               to the Finance Charge Account on the Related
               Transfer Date                                           $   0.00

          3.   Withdrawals from the Reserve Account
               ------------------------------------
               Total Withdrawals from the Reserve Account
               transferred to the Finance Charge Account on
               the related Transfer Date (1 (d) plus 2 above)          $   0.00

          4.   The Portfolio Adjusted Yield
               ----------------------------
               The Portfolio Adjusted Yield for the related
               Monthly Period                                              5.95%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                        First USA Bank, National Association
                                        as Servicer

                                        By: /s/ Tracie Klein
                                            ---------------------
                                            Tracie Klein
                                            First Vice President